UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2020

Hygge Integrated Brands Corp.
(Exact name of registrant as specified in its charter)

Nevada	333-237603	84-5155876
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

1060 Woodcock Road

Orlando, FL 32803

 (Address of principal executive offices and Zip Code)

Registrant’s Telephone Number, Including Area Code: (407) 732-5707

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 8, 2020, the Board of Directors of Hygge Integrated Brands Corp. (the “Company”) appointed Jennifer Barker as member of the Board of Directors and the Company’s President, effective as of December 8, 2020.

Mrs. Barker attended Ashford University, for studies in business management. Mrs. Barker has previously worked as an independent consultant, providing management consulting services to private and publicly traded companies in areas of corporate compliance, business development, corporate governance, capital and corporate structure, investor relations and public relations.  Mrs. Barker currently works at DialAmerica, Inc. as Insurance Product Manager for DialAmerica Insurance Group.  She is responsible for all aspects of management for DialAmerica Insurance Group including pricing, policy and forms, marketing, agent management, regulatory, planning, project management and implementation.

There are no arrangements or understandings between Mrs. Barker and any other person pursuant to which Mrs. Barker was appointed as a President of the Company.  In addition, there is no family relationship between Mrs. Barker and any director or executive officer of the Company.

On December 8, 2020, Mrs. Elena Krioukova, President, Chief Executive Officer, Chief Financial Officer and member of the Board of Directors of the Company resigned from her position as President of the Company. She will continue serving as the Company’s Chief Executive Officer, Chief Financial Officer and a member of the Board of Directors concentrating her efforts on the Company’s daily operations, and manufacturing side of the Company’s business. Mrs. Krioukova will continue to be compensated pursuant to the terms of her existing consulting agreement with the Company, which is consistent with the Company’s consulting agreements with other similarly situated executives.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Hygge Integrated Brands Corp.

Date: December 15, 2020	By:	/s/ Jennifer Barker
Jennifer Barker
President